UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013
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Rock-Tenn Company
(Exact Name of Registrant as Specified in Its Charter)
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Georgia	001-12613	62-0342590
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 448-2193

(Former name or former address, if changed since last report.)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

In the first quarter of fiscal 2014, we announced a realignment of our operating responsibilities and a related change to our segments for financial reporting purposes. Following the realignment we will be reporting our results of operations in the following four reportable segments: Corrugated Packaging, consisting of our containerboard mills and our corrugated converting operations; Consumer Packaging, consisting of our coated and uncoated paperboard mills and consumer packaging converting operations; Merchandising Displays, consisting of our display and contract packaging services; and Recycling, which consists of our recycled fiber brokerage and collection operations. The change primarily reflects: the creation of a Merchandising Displays segment which has been removed from the Consumer Packaging segment; the realignment of one facility from our Corrugated Packaging segment to our Merchandising Displays segment; and, we have changed the way we report net sales from our Recycling facilities to our mills in our Corrugated Packaging and Consumer Packaging segments. The impact of the change is to no longer record the shipment of recovered paper to these mills as an intersegment sale, but instead to record these transactions as a transfer of inventory at the Recycling segment's cost plus an administrative fee, which is earned for the procurement of recovered fiber and recorded as revenue in the Recycling segment. This revenue is eliminated as an intersegment sale upon consolidation.

The Company is filing this Current Report on Form 8-K (the “Current Report”) to reclassify historical segment information in accordance with the Company’s new reportable segment structure. The information in this Current Report, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K. Included in Exhibit 99.1 to this Current Report is a discussion of the realignment, including a description of our realigned reportable segments, segment information reclassified in the realigned segment format, as well as a discussion regarding our results of operations by realigned reportable segment for the three years ending September 30, 2013. This Current Report is being filed only for the purposes described above. This Current Report does not modify or update the disclosures in the Annual Report on Form 10-K for the year ended September 30, 2013, which was filed with the Securities and Exchange Commission on November 18, 2013, nor does it reflect any subsequent information or events other than the realignment.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

99.1	Presentation of Reclassified Operating Segment Data

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Dated:	December 16, 2013	By:	/s/ WARD H. DICKSON
Ward H. Dickson
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized officer)

Exhibit Number		Description of Exhibits

99.1	—	Presentation of Reclassified Operating Segment Data